                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 7, 2006

                             COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                       0-7282                   13-2638902
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

49 Old Bloomfield Avenue, Mountain Lakes, NJ                    07046-1495
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 7, 2006, Computer Horizons Corp. (the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") by and among
TEKsystems, Inc. ("Purchaser"), Allegis Group, Inc., TEKsystems EF&I Solutions,
LLC ("TEFIS"), Allegis Group Canada Corporation ("AGCC"), the Company, GBS
Holdings Private Limited ("GBS") and CHC Healthcare Solutions, LLC ("Healthcare
Sub"). A copy of the Asset Purchase Agreement is filed herewith as Exhibit 10.1.
Under the Asset Purchase Agreement, the Company, GBS and Healthcare Sub have agreed to sell to Purchaser, TEFIS and AGCC substantially all of the assets of the Company's Commercial Services business (other than cash and cash equivalents and approximately $7.7 million related to a tax asset due to the Company by the
Quebec government) for a purchase price of $57 million in cash subject to a working capital adjustment. Consummation of the transaction is subject to customary closing conditions, including approval of the Company's shareholders and regulatory clearances.

         A copy of the Company's November 8, 2006 press release announcing the execution of the Asset Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. This current report on Form 8-K and the November 8, 2006 press release contain statements intended as
"forward-looking statements" which are subject to the cautionary statements about forward-looking statements set forth in the press release.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

       (d) Exhibits:

Exhibit No.       Document
-----------       --------

10.1              Asset Purchase Agreement dated as of November 7, 2006 by and among TEKsystems, Inc., Allegis Group, Inc., TEKsystems
                  EF&I Solutions, LLC, Allegis Group Canada Corporation,
                  Computer Horizons Corp., GBS Holdings Private Limited and CHC
                  Healthcare Solutions, LLC.

99.1              Press Release dated November 8, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMPUTER HORIZONS CORP.
                                                  (Registrant)

Date: November 8, 2006

                                              By: /s/ Barbara Moss
                                                 -------------------------------
                                                 Barbara Moss
                                                 Chief Financial Officer